EXHIBIT 32

 CERTIFICATION REQUIRED BY 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Decorator Industries, Inc. ("the Company") on Form 10-Q/A for the quarterly period ended October 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Bassett, Chief Executive Officer of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
      Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              Date: April 25, 2005            By: /s/  William A. Bassett
                    --------------                ------------------------------
                                                       William A. Bassett,
                                                       Chief Executive Officer


              Date: April 25, 2005            By: /s/  Michael K. Solomon
                    --------------                ------------------------------
                                                       Michael K. Solomon,
                                                       Chief Financial Officer